                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated May 1, 1998, (98-4), between the Company and First Trust National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 16, 1998 to September 15, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 29th day of September, 1998.

                                    GREEN TREE FINANCIAL CORP.




                                    BY: /s/ Phyllis A. Knight
                                        ---------------------------
                                        Phyllis A. Knight
                                        Senior Vice President and
                                        Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                       5.68%, 6.00%, 5.98%, 6.09%, 6.18%,
                        PASS-THROUGH CERTIFICATES, SERIES
                              1998-4 6.53%*, 6.87%*
                  CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                     Sep-98

                              CUSIP NO.#393505-E81, E99, F23, F31, F49, F56, F98
                                                        TRUST ACCOUNT #3336599-0
                                                        REMITTANCE DATE 10/01/98


                                                               Total $        Per $1,000
                                                                Amount         Original
                                                            --------------   ------------
CLASS A CERTIFICATES
--------------------------------------
(1a) Amount available( including Monthly Servicing Fee)       6,699,487.08
                                                            --------------

 (b) Class M-1 Interest Deficiency Amount (if any) and
     Class B-1 Interest Deficiency Amount (if any)
     withdrawn for prior Remittance Date                              0.00
                                                            --------------

 (c) Amount Available after giving effect to withdrawal
     of Class M-1 Interest Deficiency Amount and
     Class B-1 Interest Deficiency Amount for prior
     Remittance Date                                          6,699,487.08
                                                            --------------

 (d) Amount withdrawn from (Capitalized Interest)
     (Pre-Funding) Account                                            0.00
                                                            --------------

A.   Interest
     (2)  Aggregate  interest
          a. Class A-1 Remittance Rate (5.68%)                      5.6800%
                                                            --------------
          b. Class A-1 Interest                                  40,921.73     1.91223037
                                                            --------------   ------------

          c. Class A-2 Remittance Rate (6.00%)                        6.00%
                                                            --------------
          d. Class A-2 Interest                                 130,000.00     5.00000000
                                                            --------------   ------------

          e. Class A-3 Remittance Rate (5.98%)                        5.98%
                                                            --------------
          f. Class A-3 Interest                                 308,966.67     4.98333339
                                                            --------------   ------------

          g. Class A-4 Remittance Rate (6.09%)                        6.09%
                                                            --------------
          h. Class A-4 Interest                                 137,025.00     5.07500000
                                                            --------------   ------------

          i. Class A-5 Remittance Rate (6.18%)                        6.18%
                                                            --------------
          j. Class A-5 Interest                                 558,260.00     5.15000000
                                                            --------------   ------------

          k. Class A-6 Remittance Rate 6.53%, (unless
             the Weighted Average Contract Rate is
             less than 6.53%)                                         6.53%
                                                            --------------
          l. Class A-6 Interest                                 395,609.17     5.44166671
                                                            ---------------  -------------

          m. Class A-7 Remittance Rate 6.87%, (unless
             the Weighted Average Contract Rate is
             less than 6.87%)                                         6.87%
                                                            --------------
          n. Class A-7 Interest                                 601,125.00     5.72500000
                                                            --------------   ------------

     (3)  Amount applied to:
          a. Unpaid Class A Interest Shortfall                        0.00              0
                                                            --------------   ------------

     (4)  Remaining:
          a. Unpaid Class A Interest Shortfall                        0.00              0
                                                            --------------   ------------

B.   Principal
     (5)  Formula Principal Distribution  Amount              2,980,103.54            N/A
                                                            --------------   ------------
          a. Scheduled Principal                                556,133.85            N/A
                                                            --------------   ------------
          b. Principal Prepayments                            2,262,935.05            N/A
                                                            --------------   ------------
          c. Liquidated Contracts                                     0.00            N/A
                                                            --------------   ------------
          d. Repurchases                                              0.00            N/A
                                                            --------------   ------------
          e. Current Month Advanced Principal                   927,502.76            N/A
                                                            --------------   ------------
          f. Prior Month Advanced Principal                    (766,468.12)           N/A
                                                            --------------   ------------

     (6)  Pool Scheduled Principal Balance                  485,192,834.45
                                                            --------------

    (6b)  Adjusted Pool Principal Balance                   484,265,331.69   968.53066338
                                                            --------------   ------------
    (6c)  Pool Factor                                           0.96853066
                                                            --------------

*Subject to a maximum rate equal to the Weighted Average Contract Rate

                       GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                       5.68%, 6.00%, 5.98%, 6.09%, 6.18%,
                        PASS-THROUGH CERTIFICATES, SERIES
                              1998-4 6.53%*, 6.87%*
                  CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                     Sep-98
                                     PAGE 2

                              CUSIP NO.#393505-E81, E99, F23, F31, F49, F56, F98
                                                        TRUST ACCOUNT #3336599-0
                                                        REMITTANCE DATE 10/01/98

     (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance Date                         0.00
                                                                 --------------

     (8)  Class A Percentage for such Remittance Date                     91.28%
                                                                 --------------

     (9)  Class A Percentage for the following  Remittance Date           91.22%
                                                                 --------------

     (10) Class A  Principal Distribution:
          a. Class A-1                                             2,980,103.54   139.25717477
                                                                 --------------   ------------
          b. Class A-2                                                     0.00     0.00000000
                                                                 --------------   ------------
          c. Class A-3                                                     0.00     0.00000000
                                                                 --------------   ------------
          d. Class A-4                                                     0.00     0.00000000
                                                                 --------------   ------------
          e. Class A-5                                                     0.00     0.00000000
                                                                 --------------   ------------
          g. Class A-6                                                     0.00     0.00000000
                                                                 --------------   ------------
          h. Class A-7                                                     0.00     0.00000000
                                                                 --------------   ------------

     (11) Class A-1 Principal Balance                              5,665,331.69   264.73512570
                                                                 --------------   ------------
    (11a) Class A-1 Pool Factor                                      0.26473513
                                                                 --------------

     (12) Class A-2 Principal Balance                             26,000,000.00   1000.0000000
                                                                 --------------   ------------
    (12a) Class A-2 Pool Factor                                      1.00000000
                                                                 --------------

     (13) Class A-3 Principal Balance                             62,000,000.00   1000.0000000
                                                                 --------------   ------------
    (13a) Class A-3 Pool Factor                                      1.00000000
                                                                 --------------

     (14) Class A-4 Principal Balance                             27,000,000.00   1000.0000000
                                                                 --------------   ------------
    (14a) Class A-4 Pool Factor                                      1.00000000
                                                                 --------------

     (15) Class A-5 Principal Balance                            108,400,000.00   1000.0000000
                                                                 --------------   ------------
    (15a) Class A-5 Pool Factor                                      1.00000000
                                                                 --------------

     (16) Class A-6 Principal Balance                             72,700,000.00   1000.0000000
                                                                 --------------   ------------
    (16a) Class A-6 Pool Factor                                      1.00000000
                                                                 --------------

     (17) Class A-7 Principal Balance                            105,000,000.00   1000.0000000
                                                                 --------------   ------------
    (17a) Class A-7 Pool Factor                                      1.00000000
                                                                 --------------

     (17) Unpaid Class A Principal Shortfall
          (if any)following current Remittance Date                        0.00
                                                                 --------------

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

     (18) 31-59 days                                               2,569,490.22        74
                                                                 --------------   ------------

     (19) 60 days or more                                            795,039.93        26
                                                                 --------------   ------------

     (20) Current Month Repossessions                                 58,811.33         2
                                                                 --------------   ------------

     (21) Repossession Inventory                                      93,434.30         3
                                                                 --------------   ------------


Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                       GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                       5.68%, 6.00%, 5.98%, 6.09%, 6.18%,
                        PASS-THROUGH CERTIFICATES, SERIES
                              1998-4 6.53%*, 6.87%*
                  CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                     Sep-98
                                     PAGE 3

                              CUSIP NO.#393505-E81, E99, F23, F31, F49, F56, F98
                                                        TRUST ACCOUNT #3336599-0
                                                        REMITTANCE DATE 10/01/98



Class M-1 Distribution Test and Class B Distribution test (applicable on and after the Remittance Date occurring in July 2002.)

(22) Average Sixty - Day Delinquency Ratio Test

     (a) Sixty - Day Delinquency Ratio for current Remittance Date             0.18%
                                                                              -----

     (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
         may not exceed 4.0%)                                                  0.09%
                                                                              -----

(23) Average Thirty - Day Delinquency Ratio  Test

     (a) Thirty - Day Delinquency Ratio for current Remittance Date            0.71%
                                                                              -----

     (b) Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
         may not exceed 6.0%)                                                  0.35%
                                                                              -----

(24) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed
         5.5% from June 1, 2002 to May 31, 2003,
         6.5% from June 1, 2003 to May 31, 2004; 8.5%  from                    0.00%
                                                                              -----
         June 1, 2004 to May 31, 2005 and 9.5% thereafter)

(25) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance Date                   0.00
                                                                              -----

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding
         Remittance and for current Remittance Date;
         may not exceed 2.5%)                                                  0.00%
                                                                              -----

(26) Class M-1 Principal Balance Test

     (a) The sum of Class M-1 Principal Balance and Class B Principal
         Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
         Date is greater than 23.25%                                          15.91%
                                                                              -----

(27) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions on current
         Remittance Date) as of such Remittance date is greater
         than $10,000,000.00                                                   0.00
                                                                              -----

     (b) Class B Principal Balance (before distributions on current
         Remittance Date) divided by pool Scheduled Principal Balance
         as of preceding Remittance Date is equal to or greater than 12.75%.   8.72%
                                                                              -----

                       GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                       5.68%, 6.00%, 5.98%, 6.09%, 6.18%,
                        PASS-THROUGH CERTIFICATES, SERIES
                              1998-4 6.53%*, 6.87%*
                  CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                     Sep-98
                                     PAGE 4

                              CUSIP NO.#393505-E81, E99, F23, F31, F49, F56, F98
                                                        TRUST ACCOUNT #3336599-0
                                                        REMITTANCE DATE 10/01/98

                                                                      Total $       Per $1,000
                                                                      Amount         Original
                                                                   -------------   -------------
CLASS M-1 CERTIFICATES
--------------------------------------
     (28) Amount available( including Monthly Servicing Fee)        1,547,475.97
                                                                   -------------
A.   Interest
     (29)  Aggregate  interest

           (a) Class M-1 Remittance Rate 6.83%, unless the
           Weighted Average Contract Rate is less than 6.83%)               6.83%
                                                                   -------------

           (b) Class M-1 Interest                                     199,208.33      5.69166657
                                                                   -------------   -------------

           (c) Interest on Class M-1 Adjusted Principal Balance             0.00
                                                                   -------------

     (30)  Amount applied to Class M-1 Interest Deficiency Amount           0.00
                                                                   -------------

     (31)  Remaining unpaid Class M-1 Interest Deficiency Amount            0.00
                                                                   -------------

     (32)  Amount applied to:
           a. Unpaid Class M-1 Interest Shortfall                           0.00               0
                                                                   -------------   -------------

     (33)  Remaining:
           a. Unpaid Class M-1 Interest Shortfall                           0.00               0
                                                                   -------------   -------------

B.   Principal
     (34)  Formula Principal Distribution  Amount                           0.00             N/A
                                                                   -------------   -------------
           a. Scheduled Principal                                           0.00             N/A
                                                                   -------------   -------------
           b. Principal Prepayments                                         0.00             N/A
                                                                   -------------   -------------
           c. Liquidated Contracts                                          0.00             N/A
                                                                   -------------   -------------
           d. Repurchases                                                   0.00             N/A
                                                                   -------------   -------------

     (35)  Class M-1 Principal Balance                             35,000,000.00   1000.00000000
                                                                   -------------   -------------
    (35a)  Class M-1 Pool Factor                                      1.00000000
                                                                   -------------

     (36)  Class M-1 Percentage for such Remittance Date                    0.00%
                                                                   -------------

     (37)  Class M-1  Principal Distribution:
           a. Class M-1 (current)                                           0.00      0.00000000
                                                                   -------------   -------------
           b. Unpaid Class M-1 Principal Shortfall
              (if any) following prior Remittance Date                      0.00
                                                                   -------------

     (38)  Unpaid Class M-1 Principal Shortfall
           (if any) following current Remittance Date                       0.00
                                                                   -------------

     (39)  Class M-1 Percentage for the following Remittance Date           0.00%
                                                                   -------------

     (40)  Class M-1 Liquidation Loss Interest
           (a) Class M-1 Liquidation Loss Amount                            0.00
                                                                   -------------

           (b) Amount applied to Class M-1
               Liquidation Loss Interest Amount                             0.00
                                                                   -------------

           (c) Remaining Class M-1 Liquidation Loss
               Interest Amount                                              0.00
                                                                   -------------

           (d) Amount applied to Unpaid Class M-1
               Loss Interest Shortfall                                      0.00
                                                                   -------------

           (e) Remaining Unpaid Class M-1
               Liquidation Loss Interest Shortfalls                         0.00
                                                                   -------------

*Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.83%*, 7.26%*, 8.11%*
                    PASS-THROUGH CERTIFICATES, SERIES 1998-4
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Sep-98

                                                 CUSIP NO. #393505-F64, F72, F80
                                                        TRUST ACCOUNT #3336599-0
                                                        REMITTANCE DATE 10/01/98

CLASS BI CERTIFICATES
---------------------

                                                                                   Total $          Per $1,000
                                                                                    Amount           Original
                                                                                 -------------      ----------
(1)  Amount  Available less the Class A
     Distribution Amount  and Class M-1 Distribution
     Amount (including Monthly Servicing Fee)                                     1,348,267.64
                                                                                 -------------

(2)  Class B-1 Adjusted Principal Balance                                                 0.00
                                                                                 -------------

(3)  Class B-1 Remittance Rate  (7.26%
     unless Weighted Average Contract Rate
     is below 7.26%)                                                                      7.26%
                                                                                 -------------

(4)  Interest on Class B-1 Adjusted Principal Balance                                     0.00
                                                                                 -------------

(3)  Aggregate Class B1 Interest                                                    136,125.00      6.05000000
                                                                                 -------------      ----------

(4)  Amount applied to Unpaid
     Class B1 Interest Shortfall                                                          0.00            0.00
                                                                                 -------------      ----------

(5)  Remaining Unpaid Class B1
     Interest Shortfall                                                                   0.00            0.00
                                                                                 -------------      ----------

(6)  Amount applied to Class B-1
     Interest Deficiency Amount                                                           0.00
                                                                                 -------------

(7)  Remaining Unpaid Class B-1
     Interest Deficiency Amount                                                           0.00
                                                                                 -------------

(8)  Unpaid Class B-1 Principal Shortfall
     (if any) following prior Remittance Date                                             0.00
                                                                                 -------------

(8a) Class B Percentage for such Remittance Date                                          0.00
                                                                                 -------------

(9)  Current Principal (Class B Percentage of Formula Principal
     Distribution Amount)                                                                 0.00      0.00000000
                                                                                 -------------      ----------

(10a) Class B1 Principal Shortfall                                                        0.00
                                                                                 -------------

(10b) Unpaid Class B1 Principal Shortfall                                                 0.00
                                                                                 -------------

(11) Class B Principal Balance                                                   42,500,000.00
                                                                                 -------------

(12) Class B1 Principal Balance                                                  22,500,000.00
                                                                                 -------------

(12a) Class B1 Pool Factor                                                          1.00000000
                                                                                 -------------

(13) Class B-1 Liquidation Loss Interest
     (a) Class B-1 Liquidation Loss Amount                                                0.00
                                                                                 -------------

     (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                     0.00
                                                                                 -------------

     (c) Remaining Class B-1 Liquidation Loss Interest Amount                             0.00
                                                                                 -------------

     (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall           0.00
                                                                                 -------------

     (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                   0.00
                                                                                 -------------

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.83%*, 7.26%*, 8.11%*
                    PASS-THROUGH CERTIFICATES, SERIES 1998-4
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Sep-98
                                     PAGE 2

                                                 CUSIP NO. #393505-F64, F72, F80
                                                        TRUST ACCOUNT #3336599-0
                                                        REMITTANCE DATE 10/01/98


                                                                               Total $      Per $1,000
CLASS B2 CERTIFICATES                                                          Amount        Original
---------------------                                                       -------------   ----------
     (14) Remaining Amount Available                                         1,212,142.64
                                                                            -------------

     (15) Class B-2 Remittance Rate ( 8.11%
          unless Weighted Average Contract
          Rate is less than 8.11%)                                                   8.11%
                                                                            -------------

     (16) Aggregate Class B2 Interest                                          135,166.67   6.75833350
                                                                            -------------   ----------

     (17) Amount applied to Unpaid
          Class B2 Interest Shortfall                                                0.00         0.00
                                                                            -------------   ----------

     (18) Remaining Unpaid Class B2
          Interest Shortfall                                                         0.00         0.00
                                                                            -------------   ----------

    (19) Unpaid Class B2 Principal Shortfall
          (if any) following prior Remittance Date                                   0.00
                                                                            -------------

     (20) Class B2 Principal Liquidation Loss Amount                                 0.00
                                                                            -------------

     (21) Class B2 Principal (zero until class B1 paid down: thereafter,
          Class B Percentage of formula Principal Distribution Amount)               0.00   0.00000000
                                                                            -------------   ----------

     (22) Guarantee Payment                                                          0.00
                                                                            -------------

     (23) Class B2 Principal Balance                                        20,000,000.00
                                                                            -------------

     (23a) Class B2 Pool Factor                                                1.00000000
                                                                            -------------

     (24) Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree
          Financial Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution
          Amount, Class M-1 Distribution Amount,
          Class B-1 Distribution Amount and Class B-2  Distribution
          Amount, if the Company or Green Tree Financial Servicing Corp.
          is the Servicer)                                                     203,338.29
                                                                            -------------


     (25) Class B-3I Guarantee Fee                                             873,637.68
                                                                            -------------

     (26) Class B-3I Distribution Amount                                             0.00
                                                                            -------------

     (27) Class B-3I Formula Distribution Amount (all Excess
          Interest plus Unpaid Class B-3I Shortfall)                                 0.00
                                                                            -------------

     (28) Class B-3I Distribution Amount (remaining Amount Available)                0.00
                                                                            -------------

     (29) Class B-3I Shortfall (26-27)                                               0.00
                                                                            -------------

     (30) Unpaid Class B-3I Shortfall                                                0.00
                                                                            -------------

     (31) Class M-1 Interest Deficiency on such Remittance Date                      0.00
                                                                            -------------

     (32) Class B-1 Interest Deficiency on such Remittance Date                      0.00
                                                                            -------------

     (33) Repossessed Contracts                                                 58,811.33
                                                                            -------------

     (34) Repossessed Contracts Remaining in Inventory                          93,434.30
                                                                            -------------

     (35) Weighted Average Contract Rate                                          9.56879
                                                                            -------------


Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.